WILLIAM BLAIR FUNDS

WILLIAM BLAIR SMALL-MID CAP CORE FUND

Important Notice Regarding Change in Investment Policy

Supplement to the Summary Prospectus dated October 7, 2019 and Prospectus and Statement of Additional Information dated August 30, 2019, as supplemented October 7, 2019

The Board of Trustees of William Blair Funds has approved an amendment to an investment policy of the William Blair Small-Mid Cap Core Fund (the “Fund”). The amendment is intended to facilitate an anticipated large investment into the Fund.

There is no change in the Fund’s investment objective or management fees. In addition, the Fund will continue to invest under normal circumstances in a diversified portfolio of equity securities, primarily common stocks, of small cap and mid cap U.S. companies that the investment adviser deems to be of high quality but undervalued by the marketplace.

Effective December 30, 2019, the following updates will be added to, or replace similar disclosure in, the sections referenced.

Summary and Statutory Prospectus – Principal Investment Strategies.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies.

Additional Information Regarding Investment Objectives and Strategies.

Use of Derivatives and ETFs for Managing Large Fund Flows. The Fund may use derivative instruments and securities of other investment companies such as exchange-traded funds (“ETFs”) to equitize cash in situations involving large cash inflows or anticipated large redemptions. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table. The Fund may also use derivatives for risk management and hedging purposes, as discussed further in the Statement of Additional Information.

The risks of investment in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest. Investments in ETFs are subject to the additional risk that shares of the ETF may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs. Additionally, trading of ETF shares may be halted and ETF shares may be delisted by the listing exchange.

Additional Information Regarding Investment Objectives and Strategies – Investment Objectives and Strategies.

The Fund will provide shareholders with at least 60 days’ notice of any changes to its investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap and mid cap companies. For the avoidance of doubt, in appropriate circumstances, synthetic instruments, such as derivatives, and other investment companies may count toward the 80% minimum if those instruments have economic characteristics similar to the other investments included in the 80% basket.

Statement of Additional Information – Investment Policies and Restrictions.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies.

Statement of Additional Information – Investment Practices and Risks – Derivative Instruments – In General.

The Fund may use derivative instruments for hedging and risk management purposes as well as to equitize cash in situations involving large cash inflows or anticipated large redemptions.

Statement of Additional Information – Investment Practices and Risks – Derivative Instruments – Futures Contracts

The Fund uses futures contracts primarily for the purpose of bona fide hedging or risk management. The Fund may, however, use futures contracts to equitize cash as well, particularly in situations involving large cash inflows or anticipated large redemptions. The Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

Dated: October 30, 2019

William Blair Funds

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.